UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 6, 2010

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4400 West 78th Street – Suite 520

Minneapolis, Minnesota 55435

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Apogee Enterprises, Inc. 2011 Deferred Compensation Plan

On October 6, 2010, Apogee Enterprises, Inc. (the “Company”) adopted the Apogee Enterprises, Inc. 2011 Deferred Compensation Plan (the “2011 Deferred Compensation Plan”). The 2011 Deferred Compensation Plan, which becomes effective on January 1, 2011, is a non-qualified deferred compensation plan for a select group of management and other highly compensated employees of the Company and its subsidiaries. Approximately 160 of the Company’s employees, including all of the Company’s named executive officers, will be eligible to participate in the 2011 Deferred Compensation Plan for the 2011 calendar year.

The 2011 Deferred Compensation Plan allows for deferrals by participants of up to 75% of base salary and sales commissions and up to 100% of bonuses and other cash or equity-based compensation approved by the Company’s Compensation Committee. The 2011 Deferred Compensation Plan also provides that the Company may establish rules permitting a participant to defer performance-based compensation up to six months prior to the end of a performance period. For the 2011 calendar year, participants in the 2011 Deferred Compensation Plan may elect to defer base salary, sales commissions, bonuses and other cash compensation. There is no maximum dollar limit on the amount that may be deferred by a participant each year. Participants in the 2011 Deferred Compensation Plan will elect to have the participant’s account credited with earnings and investment gains and losses by assuming that deferred amounts were invested in one or more hypothetical investment options selected by the participant. An Apogee common stock fund will not be one of the investment options available under the 2011 Deferred Compensation Plan. Participants are permitted to change their investment elections at any time. The Company may also make discretionary contributions to a participant’s account under the 2011 Deferred Compensation Plan, and the Company will designate a vesting schedule for each such contribution. The participants are always 100% vested in the amount they defer and the earnings, gains and losses credited to their accounts.

Participants are entitled to receive a distribution from their account upon: a separation from service, a specified date, death, disability, retirement (as defined in the 2011 Deferred Compensation Plan), or unforeseeable emergency that results in “severe financial hardship” that is consistent with the meaning of such term under section 409A of the Internal Revenue Code of 1986. Distributions are in a lump sum, installments or a combination of lump sum with installments based upon the participant’s election as allowed under the 2011 Deferred Compensation Plan.

The 2011 Deferred Compensation Plan is an unfunded obligation of the Company, and participants are unsecured creditors of the Company.

Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement)

On October 6, 2010, the Company adopted the Third Amendment of Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement) (the “DICP Amendment”), with provisions effective as of January 1, 2011, which:

•	prohibit future participant deferral elections under the Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement); and

•

provide that the participants may choose to have their accounts credited with (1) the applicable fixed interest rate set forth in the Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement) or (2) earnings and investment gains and losses by assuming that deferred amounts were invested in one or more hypothetical investment options selected by the participants. If a participant elects to have some or all of the participant’s account credited with one or more hypothetical investment options, the participant will not be permitted to subsequently reelect the fixed interest rate investment option set forth in the Apogee Enterprises, Inc. Deferred Compensation Plan (2005 Restatement) with respect to that portion of the participant’s account.

Termination of Change-in-Control Severance Agreements

In 2008, the Company entered into change-in-control severance agreements with each of its executive officers. The agreements continue through December 31 of each year and provide that they are to be automatically extended in one-year increments unless the Company gives prior notice of termination. As part of its annual review of the severance agreements, the Compensation Committee of the Company’s Board of Directors determined to terminate the agreements, effective as of December 31, 2010, and instructed that notice of termination be provided to the Company’s executive officers by September 30, 2010 in accordance with the terms of the agreements. The Company expects to offer to certain of the Company’s executive officers new change-in-control severance agreements containing different terms to be effective on January 1, 2011. A Current Report on Form 8-K describing the new change-in-control agreements will be filed with the SEC in accordance with the SEC’s rules.

Copies of the Apogee Enterprises, Inc. 2011 Deferred Compensation Plan and the Third Amendment of Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement) are attached to this Current Report on Form 8-K and incorporated herein by reference. The descriptions in this Current Report on Form 8-K of the Apogee Enterprises, Inc. 2011 Deferred Compensation Plan and the Third Amendment of Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement) are qualified in their entirety by reference to the attached copies of such documents.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits.

10.1	Apogee Enterprises, Inc. 2011 Deferred Compensation Plan, effective January 1, 2011.*

10.2	Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement) (incorporated by reference to Exhibit 10.3 to Apogee’s Current Report on Form 8-K filed on October 17, 2006).

10.3	First Amendment of Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement) (incorporated by reference to Exhibit 10.4 to Apogee’s Current Report on Form 8-K filed on October 15, 2008).

10.4	Second Amendment of Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement) (incorporated by reference to Exhibit 10.3 to Apogee’s Current Report on Form 8-K filed on March 4, 2009).

10.5	Third Amendment of Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement).*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Patricia A. Beithon
Patricia A. Beithon General Counsel and Secretary

Date: October 12, 2010

EXHIBIT INDEX

Exhibit Number	Description

10.1	Apogee Enterprises, Inc. 2011 Deferred Compensation Plan, effective January 1, 2011.*

10.2	Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement) (incorporated by reference to Exhibit 10.3 to Apogee’s Current Report on Form 8-K filed on October 17, 2006).

10.3	First Amendment of Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement) (incorporated by reference to Exhibit 10.4 to Apogee’s Current Report on Form 8-K filed on October 15, 2008).

10.4	Second Amendment of Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement) (incorporated by reference to Exhibit 10.3 to Apogee’s Current Report on Form 8-K filed on March 4, 2009).

10.5	Third Amendment of Apogee Enterprises, Inc. Deferred Incentive Compensation Plan (2005 Restatement).*

*	Filed herewith

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